MONTHLY CERTIFICATEHOLDERS STATEMENT (O)

                CAPITOL HOME EQUITY LOAN TRUST 1990-1


 Under subsection 5.02(b) of the Pooling and Servicing Agreement dated as of December 1, 1990 by and between Chevy Chase Savings Bank, F.S.B., a federally chartered savings bank, as Seller and Servicer, and Chemical Bank, as Trustee (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), Chevy Chase Savings Bank, F.S.B., as the Servicer, is required to prepare certain information each month regarding current distributions on each Class of Regular Certificates and the performance of the Capitol Home Loan Trust 1990-1 (the "Trust") during the related Collection Period. The information that is required to be prepared with respect to the distribution to Holders (the "Certificateholders") of the Class A Certificates and the Class B Certificates on May 31,1996(the "Distribution Date") and the performance of the Trust during the month of April, 1996 (the "Collection Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate or Class B Certificate, as the case may be. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Pooling and Servicing Agreement.

  A.   Information Regarding the Current Monthly
       Distribution to Class A Certificateholders
       (Per $1,000 Original Principal Amount of a
       Class A Certificate)._____________________

          1.   The total amount of the distribution
               allocable to principal of the Class
               A Certificates......................$0.000000000

          2.   The amount of any Unpaid Class A
               Principal Shortfall included in
               the distribution set forth in
               paragraph A.1 above ........................$.00

          3.   The amount of any remaining Unpaid
               Class A Principal Shortfall after
               giving effect to the distribution
               set forth in paragraph A.1 above............$.00

          4.   The total amount of the distribution
               allocable to interest on the Class A
               Certificates........................$0.000000000
                            1990-1
                             0-1





          5.   The amount of any Unpaid Class A
               Interest Shortfall included in the
               distribution set forth in paragraph
               A.4 above ..................................$.00

          6.   The amount of any remaining Unpaid
               Class A Interest Shortfall after
               giving effect to the distribution
               set forth in paragraph A.4 above............$.00

          7.   The amount of any Class A Principal
               Shortfall for the Distribution Date ........$.00

          8.   The amount of any Class A Interest
               Shortfall for the Distribution Date ........$.00

     B.   Information Regarding the Current Monthly
          Distribution to Class B Certificateholders
          (Per $1,000 Original Principal Amount of a
          Class B Certificate)._____________________


          1.   The total amount of the distribution
               allocable to principal of the Class
               B Certificates .............................$.00

          2.   The amount of any Unpaid Class B
               Principal Shortfall included in
               the distribution set forth in
               paragraph B.1 above ........................$.00

          3.   The amount of any remaining Unpaid
               Class B Principal Shortfall after
               giving effect to the distribution
               set forth in Paragraph in B.1 above ........$.00

          4.   The total amount of the distribution
               allocable to interest on the Class B
               Certificate.........................$5.597222222

          5.   The amount of any Unpaid Class B
               Interest Shortfall included in the
               distribution set forth in paragraph
               B.4 above ..................................$.00

          6.   The amount of any remaining Unpaid Class
               B Interest Shortfall after giving effect
               to the distribution set forth in paragraph
               B.4 above ..................................$.00
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          7.   The amount of any Draw Amount for
               the Distribution Date .....................$.00

          8.   The Available Surety Bond Amount for
               the next succeeding Distribution Date......$341.89

          9.   The amount of any Class B Principal
               Shortfall for the Distribution Date .......$.00

          10.  The amount of any Class B Interest
               Shortfall for the Distribution Date ...... $.00


     C.   Class A Certificate Balance
     and Factor Information_____

          1.   The Class A Principal Balance after
               giving effect to the distribution set
               forth in paragraph A.1 above...............$0.00

          2.   The Class A Principal Factor after
               giving effect to the distribution
               set forth in paragraph A.1
               above...............................0.000000000%

     D.   Class B Certificate Balance
          and Factor Information_____

          1.   The Class B Principal Balance after
               giving effect to the distribution set
               forth in paragraph B.1
               above.............................$64,422,384.24

          2.   The Class B Principal Factor after
               giving effect to the distribution set
               forth in paragraph B.1
               above...................................76.6855%

     E.   Pool Balance Information

          1.   The Pool Balance for the next
               succeeding Distribution
               Date..............................$64,422,384.24

     F.   Information Regarding the
          Performance of the Trust

          1.   As of the end of the Collection
               Period, with respect to delinquent
               Mortgage Loans:

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              (i)  Mortgage Loans delinquent one
               Minimum Monthly Payment
                    (a)  number............................# 56

                    (b)aggregate Trust
                     Balances.....................$2,142,579.87

              (ii)  Mortgage Loans delinquent two
               or more Minimum Monthly Payments
               (60 or more days past due including
               REO and Foreclosures)

                    (a)  number ...........................# 28

                    (b)  aggregate Trust
                         Balances.................$1,006,902.13

                    (c)  % of Total Trust Balances......1.5630%


          2.   The book value (within the meaning
               of 12 C.F.R. 571.13 or any comparable
               provision) of any Mortgaged Properties
               acquired in Foreclosure Proceedings
               during the Collection Period................$0.00


     G.   Certificate Pass-Through Rates

          1.   The Class A Pass-Through Rate for
               the next succeeding Distribution
               Date......................................0.0000%

          2.   The Class B Pass-Through Rate for
               the next succeeding Distribution
               Date......................................6.4375%

     H.   Other Information


          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 31th day of May, 1996.


                            CHEVY CHASE SAVINGS BANK, F.S.B.
                            as Servicer


                         By: John N. Sousane
                            -----------------
                             John N. Sousane
                              Vice President
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